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                                                                   EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on Molecular Simulations Inc. dated February 4, 1998 in Pharmacopeia, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.



                                                   /s/ Arthur Andersen LLP
                                                   ARTHUR ANDERSEN LLP

San Diego, California
April 4, 2000